UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2025

Northpointe Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Michigan	No. 001-42517	38-3413392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Deposit Drive Northeast Grand Rapids, Michigan	49546
(Address of principal executive offices)	(Zip Code)

(616) 940-9400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	NPB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.

On December 9, 2025, Northpointe Bancshares, Inc. (the “Company”) entered into a Subordinated Note Purchase Agreement (the “Purchase Agreement”) with certain institutional accredited investors and qualified institutional buyers (the “Purchasers”), pursuant to which the Company sold and issued $70.0 million in aggregate principal amount of its 7.50% Fixed-to-Floating Rate Subordinated Notes due 2035 (the “Notes”). The Notes were issued by the Company to the Purchasers at a price equal to 100% of their face amount. The Company intends to use the net proceeds it received from the sale of the Notes, together with cash on hand, to fund its redemption of the Company’s outstanding 8.25% Fixed-to-Floating Rate Non-Cumulative Perpetual Series A Preferred Stock, which redemption is expected to be effective as of December 30, 2025. The Purchase Agreement contains certain customary representations, warranties and covenants made by the Company, on the one hand, and the Purchasers, severally and not jointly, on the other hand.

The Notes have a stated maturity of December 15, 2035, and are redeemable (i) in whole or in part, on or after December 15, 2030, and (ii) in full, at any time upon the occurrence of certain events. The Notes will bear interest at a fixed rate of 7.50% per annum from and including December 9, 2025 to December 15, 2030, or the date of earlier redemption. From and including December 15, 2030 to, but excluding the maturity date or earlier redemption date, the Notes will bear interest at a floating interest rate. The floating interest rare will reset quarterly at a variable rate equal to the then current three-month term secured overnight financing rate (“SOFR”), plus 424 basis points. As provided in the Notes, the interest rate on the Notes during the applicable floating rate period may be determined based on a rate other than three-month term SOFR.

The Notes were offered and sold by the Company in a private placement transaction in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder. The Notes are not subject to any sinking fund and are not convertible into or exchangeable for any other securities or assets of the Company or any of its subsidiaries.

Principal and interest on the Notes are subject to acceleration only in limited circumstances in the case of certain bankruptcy and insolvency-related events with respect to the Company. The Notes are unsecured, subordinated obligations of the Company, are not obligations of, and are not guaranteed by, any subsidiary of the Company, and rank junior in right of payment to the Company’s current and future senior indebtedness. The Notes are intended to qualify as Tier 2 capital of the Company for regulatory capital purposes.

The form of the Purchase Agreement and form Note are attached as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K (the “Report”) and are incorporated herein by reference. The foregoing description of the Purchase Agreement and the Notes are summaries and are qualified in their entirety by reference to the full text of such documents.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01    Regulation FD Disclosure

On December 9, 2025, the Company issued a press release announcing the completion of the offering of the Notes, a copy of which is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Report includes “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, including but not limited to statements about the anticipated use of net proceeds from the offering of the Notes and other matters. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking statements presented in this Report are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this Report. Forward-looking statements generally can be identified by the use of forward-looking words such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” “annualized,” “target” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. Factors that may cause actual results to differ materially from those made or suggested by the forward-looking statements contained in this Report include those identified in the Company’s most recent annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Any forward-looking statements presented herein are made only as of the date of this Report, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description

4.1	Form 7.50% Fixed-to-Floating Rate Subordinated Note due 2035 (included as Exhibit A-1 to the Purchase Agreement filed as Exhibit 10.1 hereto).

10.1	Form of Subordinated Note Purchase Agreement, dated as of December 9, 2025, by and among Northpointe Bancshares, Inc. and the Purchasers.

99.1	Press Release of Northpointe Bancshares, Inc., dated December 9, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHPOINTE BANCSHARES, INC.

Date: December 9, 2025	By:	/s/ Bradley T. Howes
Bradley T. Howes
Executive Vice President and Chief Financial Officer